ACQUISITION AGREEMENT
                              BY AND BETWEEN
                              CORSPAN, INC.,
                          A Delaware corporation
                                    And
                           EU LABORATORIES LIMITED
                             A UK corporation
                           As of February 24, 2003
                       ACQUISITION AGREEMENT
     THIS ACQUISITION AGREEMENT ("Agreement"), is made and entered into this 24th day of February, 2003, by and between Corspan, Inc., a Delaware corporation ("CPI") and EU LABORATORIES LIMITED a UK corporation ("EUL"), each herein sometimes being referred to individually as a "party" and collectively as the "parties," is made with reference to the following facts:
                             R E C I T A L S
     A. CPI is a publicly held corporation who's wholly owned subsidiary is engaged in the development, production and distribution of print and related services..
     B. EUL is a privately held pharmaceutical company that is developing products that aim to improve quality of life (the "Business").
     C. The Parties propose that CPI will transfer all of their assets out to Printsolve Inc (a subsidiary), via a share transfer sanctioned by the shareholders and board of directors. Shareholders in CPI, will receive 1 share of Printsolve Inc, for every 1 share they hold in CPI and will then file Printsolve Inc to become a reporting company with the Securities and Exchange Commission. Upon completion of this share transfer CPI shall sign this agreement and carry out its responsibilities pertaining to this agreement, acquiring EUL, and change its name to Oncthera Inc.
     D. The parties propose, as of the Effective Time (as hereinafter defined), that CPI shall acquire ownership of 100% of the outstanding common shares of EUL (the "Acquisition"), as a result of which (a) EUL will become a wholly-owned subsidiary of CPI and (b) the current holders of the outstanding common shares of EUL (the "EUL Shareholders") will receive as consideration for the Acquisition shares of CPI common stock as hereinafter set forth.
     E. The Acquisition is to be effectuated as a non-taxable reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").
     F. "CPI/EUL" refers to the corporate entity as of the Effective Time.
     NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements herein contained, the parties hereby agree as follows:
                           ARTICLE ONE
     1.01 The Acquisition. On the terms and subject to the conditions set forth in this Agreement, CPI shall acquire 100% of the outstanding common shares of EUL (the "EUL Shares") in exchange for a total of 15,000,000 newly issued post reverse split shares of CPI common stock (the "CPI Shares") to be issued to the EUL Shareholders in amounts calculated in accordance with Article Two.
     1.02 The Reverse Split. CPI shall carry out a 10 for 1 reverse split immediately prior to closing which will leave CPI with 1,581,492 shares issued and outstanding prior to the issuance of 15,000,000 new shares to the EUL shareholders.
                           ARTICLE TWO
     2.01 Calculation of Exchange Ratio. The number of CPI Shares to be issued to each of the EUL Shareholders for their respective EUL Shares shall be calculated in accordance with the formula in
Section 2.02, using an exchange ratio of (75,000) (the "Exchange Ratio"). Immediately preceding the issue of CPI shares CPI will have carried out a ten for one split leaving 1,581,492 shares in issue.
     2.02 Calculation of CPI Shares to Be Issued. The number of CPI Shares to be issued to each of the EUL Shareholders for their respective shares shall be calculated by (i) multiplying (a) the total number of EUL Shares held by each EUL Shareholder by (b) the Exchange Ratio and (ii) rounding the product to the nearest whole number (subject to other reasonable adjustments needed to maintain the total number of CPI Shares to be issued at 15,000,000. No fractional shares of CPI common stock shall be issued in connection with the Acquisition.
                           ARTICLE THREE
     3.01 The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place as soon as practicable after or upon the satisfaction or waiver in writing of all of the conditions precedent to the obligations of the parties hereto, on such date as may be designated by mutual consent of the parties (the "Closing Date"). The parties will conduct the Closing at the offices of Corspan Inc, Suite 1600, One Rockefeller Plaza, New York, NY, 10020, or such other place as the parties may mutually agree. At the Closing, the parties will determine that each condition to the obligations of the parties hereunder has been satisfied or waived or will, at such Closing, be satisfied or waived.
     3.02 The Effective Time. The Acquisition shall become effective when all of the items required by this Agreement to be delivered at the Closing have been delivered (the "Effective Time").
     3.03 Directors of CPI at the Effective Time. EUL shall have the right to nominate up to three new persons to serve as directors of CPI at and after the Effective Time of the Acquisition. EUL shall identify any such nominees in Schedule 3.03. As provided in
Section 7.05 hereof, the CPI board of directors shall adopt resolutions appointing such persons (the "New CPI Directors") as directors (the "New Director Resolutions"), which by their terms shall become operative only at the Effective Time of the Acquisition.
          3.04 Officers of CPI at the Effective Time. EUL shall identify in Schedule 3.04 those persons it desires to nominate for appointment as the new officers of CPI at and after the Effective Time of the Acquisition. As provided in Section 7.05 hereof, the CPI board of directors shall adopt resolutions appointing such persons as the new officers of CPI (the "New CPI Officers") (the "New Officer Resolutions"), which by their terms shall become operative only at the Effective Time of the Acquisition.
          3.05 Change of Name. Upon closing the company will change its name to Oncthera Inc.

                         ARTICLE FOUR
     EUL represents and warrants to CPI with respect to EUL as follows:
         4.01Organization and Good Standing. EUL is a corporation duly organized, validly existing and in good standing under the laws of the United Kingdom and has all requisite corporate power and authority to own or lease its assets as now owned or leased by it and to otherwise conduct its business. All corporate proceedings required by law or by the provisions of this Agreement to be taken by EUL on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been or will be duly and validly taken.

     4.02 Due Authorization. EUL has all requisite power, authority and legal capacity and is competent to execute and deliver this Agreement and EUL has all requisite power, authority and legal capacity and is competent to execute and deliver each of the other transaction documents to which it is or is specified to be a party, perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby. This Agreement constitutes, together with all other transaction documents to which EUL is a party, when executed and delivered by EUL, will constitute legal, valid and binding obligations of EUL, enforceable against EUL in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting the enforcement of creditors' rights generally. The execution and delivery by EUL of this Agreement and each of the other transaction documents to which it is, or is specified to be, a party, and the consummation of the stock exchange and other transactions contemplated hereby and thereby have been duly authorized by all necessary action (corporate and other) of EUL.

        4.03 Agreement Not in Breach of Other Instruments. Except as noted on Schedule 4.03, the execution and delivery of this Agreement by EUL and the consummation of the transactions contemplated hereby will not result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with, any material agreement, indenture or other instrument to which EUL is a party or by which they or their assets are bound.

      4.04 Absence of Certain Changes. Since the date of the most recent financial statements given to CPI, there has not been any material adverse change in the working capital, financial condition, assets, liabilities, reserves, contractual allowances, business operations or prospects of EUL, and neither EUL nor any subsidiary of EUL has:

          (a) Engaged in any material transaction outside the ordinary course of business;

          (b) Made any capital expenditures other than in the ordinary course of business;

          (c) Paid, loaned or advanced (other than the payment of salaries or reimbursement of expenses in the ordinary course of business) any amounts to, or sold, transferred or leased any properties or assets to or entered into any other transactions with any of its officers or directors, any of its affiliates, or any officer or director of its affiliates;

          (d) Made any material change in any method of accounting or accounting practice;

          (e) Incurred any material indebtedness or leasehold expense in excess of $5,000;

          (f) Entered into any material guaranties or otherwise incurred or suffered to exist any material contingent liabilities;

          (g) Paid or declared any dividend or other distribution in respect of its capital stock, or set aside any sums for the payment of any such dividend or other distribution;

          (h) Issued or sold any common shares or other equity security, granted any stock option or warrant, or otherwise issued any security convertible into capital stock;

          (i) Canceled any indebtedness due it except upon full payment thereof;

          (j) Increased the compensation payable or to become payable by EUL to any of its respective directors, officers, employees or agents, or any bonus payments or arrangement made to or with any thereof;

          (k) Agreed, whether in writing or otherwise, to do any of the foregoing;

          (l) Suffered any labor trouble or any controversies with any of its employees;

          (m) Suffered any damage, destruction or loss, whether or not covered by insurance, materially adversely affecting the business or properties of EUL; or

          (n) Received notice that any person or entity with which EUL has a significant business relationship intends to cancel or terminate such business relationship.


     4.05 Contracts and Commitments.  All references to EUL in this
Section 4.05 shall be deemed to refer to both EUL and its subsidiaries. Attached as Schedule 4.05 is a list of all agreements which materially affect EUL, to which EUL is a party or by which EUL or any of its property is bound which exist as of the date of execution of this Agreement (including, without limitation, joint venture or partnership agreements, personal property leases, conditional sales contracts, notes or other evidence of indebtedness, or other contracts, agreements, or commitments) (collectively, the "Contracts"). EUL now has, and at the Closing will have, valid and enforceable interests in and to the Contracts. EUL is not in default with respect to any material term or condition of any such Contract, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder. EUL has received no notice that any party to a Contract intends to cancel or terminate such Contract or to exercise or not to exercise any option thereunder.

     4.06 Licenses and Permits. Schedule 4.06 lists all licenses ("Licenses") and permits ("Permits") held by EUL and its subsidiaries in connection with the operation of their business as currently conducted or to the occupancy and use of the premises upon which their business is conducted. No breach of any such License or Permit currently exists, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a breach thereunder.

     4.07 Proprietary Rights. Schedule 4.07 lists all patents, patent applications, trademarks, trade names, service marks, copyrights, patent rights, trademark registrations, trademark applications, business names, brand names, copyright registrations, designs, design registrations, rights to computer software or any rights to any of the foregoing ("Intellectual Property") of which EUL is the owner, licensee or licensor (other than commercially-available computer software and similar property), and indicates whether EUL is the owner, the licensee or the licensor of such Intellectual Property and, if it is the licensee or licensor, the identity of the other party to the agreement, the scope of the rights licensed, and the term of the agreement. Neither the stock exchange or the other transactions to be consummated at closing will conflict with, alter or impair such rights. To EUL's knowledge, it conducts its business without conflict or infringement of any Intellectual Property claimed or held by others. To EUL's knowledge, no third party conflicts with or infringes upon any Intellectual Property owned or licensed by EUL.

     4.08 Litigation. All references to EUL in this Section 4.08 shall be deemed to refer to both EUL and its subsidiaries. Except as listed in Schedule 4.08:

          (a) there is no action, suit or proceeding to which EUL or any of EUL's officers or directors, is a party (either as a plaintiff or defendant) pending before any court or governmental agency, authority or body, or any arbitrator or arbitral body, which, if decided or concluded adversely, would have a materially adverse impact upon the operation by EUL of the Business or on EUL's ability to consummate the transactions contemplated herein, and EUL has no knowledge that any such action, suit or proceeding has been threatened against EUL;

          (b) None of EUL, its officers or its directors has not been permanently or temporarily enjoined by any order, judgment or decree of any court or tribunal or any other agency from engaging in or continuing any conduct or practice in connection with the Business; and

          (c) There is not in existence on the date hereof any order, judgment or decree of any court or other tribunal or other agency or any arbitrator or arbitral body, enjoining or requiring EUL or any of its officers or directors to take any action of any kind with respect to the business, pro perties or assets of the Business.

     4.09            Compliance with Law.

(a)EUL and its subsidiaries currently have no outstanding notice or notification from any court or governmental agency, authority or body that, with respect to the operations of the Business, it is in violation in any material respect of or not in substantial compliance with any federal, provincial or local laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those related to employee safety, employment discrimination and environmental protection or conservation) or that upon the passage of time it will be in violation in any material respect of any of the foregoing;
          (b) The conduct of the Business within the five-year period prior to the date hereof has not been in violation of any federal, provincial or local laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those related to employee safety, employment discrimination and environmental protection or conversation) in force on the date hereof, the enforcement of which would materially and adversely affect the condition (financial or otherwise), business or properties of EUL or its subsidiaries;
          (c) Neither EUL, its subsidiaries, nor any shareholder, officer, employee or agent of EUL or its subsidiaries has, directly or indirectly, within the five year period prior to the date hereof given or agreed to give any gift or similar benefit to any customer, supplier, competitor or governmental employee or official or has engaged in any other practice, which in any such case would subject EUL to any damage or penalty in any civil, criminal or governmental litigation or proceeding or which would be grounds for termination or modification of any material contract, license or other instrument to which EUL or any subsidiary of EUL is a party; and
          (d) All outstanding securities issued by EUL (including all common stock and securities convertible into or exercisable for common stock) were issued in compliance with all applicable securities laws. All of the outstanding common shares of EUL are, and any common shares of EUL issuable upon conversion or exercise of any other security, when issued pursuant to such conversion or exercise will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the charter documents of EUL or any agreement to which EUL is a party or is bound.
     4.10 Capitalization. The authorized capital stock of EUL consists of 200 ordinary shares, of which 200 shares are outstanding on the date hereof. Such issued and outstanding shares have been duly and validly authorized and are fully paid and non-assessable. There are no other shares of capital stock of EUL outstanding, authorized or reserved for issuance; there are no outstanding options, warrants, or rights to purchase or acquire, or securities convertible into or exchangeable for, any shares of capital stock of EUL, and there are no contracts, commitments, agreements, understandings, arrangements or restrictions which require EUL to issue, sell or deliver any shares of capital stock of EUL. Attached as Schedule 4.14 is a list of the shareholders of EUL as of the date hereof, indicating the number of EUL common shares owned by them beneficially and of record.
     4.11 Labor and Employment Matters. All references to EUL in this Section 4.11 shall be deemed to refer to both EUL and its subsidiaries. EUL has no collective bargaining agreement, service or employment contract or other labor or employment agreement or scheme to which EUL is a party or by which EUL is bound; no profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, welfare or incentive plan, contract, arrangement or scheme to which EUL is a party or by which EUL is bound; and no plan, contract, arrangement or scheme under which fringe benefits (including, but not limited to, vacation plans or programs, sick leave plans or programs and related benefits) are afforded to employees of EUL.
     4.12 Taxes. All references to EUL in this Section 4.12 shall be deemed to refer to both EUL and its subsidiaries.

(a) As used in this Agreement, (i) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder; (ii) "Taxes" shall mean all Federal, state and local, domestic and foreign, income, franchise, property, sales, excise, employment, payroll, withholding and other taxes of any nature, including any interest, penalties or additions with respect thereto and any obligations under any agreements or arrangements with any other Person with respect to such amounts;
(iii) "Taxing Authority" shall mean any Governmental Entity (including any subdivision, agency or commission thereof) exercising regulatory authority in respect of Taxes or liability for Taxes of any other Person as required by Applicable Law; (iv) "Tax Return" shall mean all returns, reports, forms, including information returns, with respect to Taxes; (v) "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature; and (vi) "Governmental Authority shall mean any governmental, regulatory or administrative body, agency, commission, board, arbitrator or authority, any court or judicial authority, any public, private or industry regulatory authority, whether international, foreign, national, federal, state or local, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any laws or regulations.
          (b) EUL has filed, when due, all Tax Returns except as discussed in Schedule 4.12(b). All such Tax Returns are true and complete in all respects. All Taxes due from EUL with respect to the taxable periods covered by such Tax Returns and all other Taxes have been or will be timely paid. EUL has not requested any extension of time to file any Tax Return that has not yet been filed.
          (c) No Tax Return of EUL is currently under audit, examination, or dispute by any Taxing Authority, and no written or unwritten notice of such an audit, examination or dispute has been received by EUL. No issues relating to Taxes have been raised in the last five years by any Taxing Authority that can reasonably be expected to recur in a later taxable period. No deficiency for any material amount of Taxes has been asserted or assessed or threatened by any Taxing Authority against EUL. No Liens for Taxes exist with respect to any assets or properties of EUL.
     4.13 Environmental Compliance.  All references to EUL in this
Section 4.13 shall be deemed to refer to both EUL and its subsidiaries. There have been no uses, disposals, burials or releases of Hazardous Materials (as defined) on any premises used in the Business, either before or after EUL's occupancy of such premises, except in substantial compliance with applicable laws. For purposes of this Section 4.13, the term "Hazardous Materials" shall mean any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances" and similar terms under any applicable federal, provincial or local laws or regulations. The operations of EUL at EUL's premises have been in material compliance with all applicable federal, provincial or local environmental laws or regulations. EUL shall indemnify and hold harmless CPI and its successors and assigns from and against any and all claims, demands, damages, actions, penalties, liabilities, causes of action and government proceedings of any kind or nature whatsoever, arising out of or in any manner directly or indirectly connected with the presence prior to Closing of Hazardous Materials at such premises or the violation prior to Closing of any applicable federal, provincial or local environmental laws or regulations at such premises, including, but not limited to, any claims of indemnification or contribution under any federal, provincial or local laws or regulations.
     4.14 Subsidiaries and Affiliates. Except for the subsidiaries of EUL named in Section 4.01, EUL does not have, directly or indirectly, an equity investment in any corporation, partnership, joint venture or other business entity which investment represents or upon conversion would represent more than ten percent (10%) of the voting power or interest in the profits of such entity.
     4.15 No Assets Owned by Affiliates. There are no properties, tangible or intangible, owned by the shareholders of EUL, or owned by any affiliate or relative of such shareholders, which have been used in the normal day-to-day operations of the Business any time since January 1, 2000.
     4.16 Indebtedness to and from Officers, Directors and Shareholders. Except as set forth in the financial statements dated 31ST December, 2002, EUL is not indebted to any officer, director, or shareholder of EUL in any amount whatsoever other than for salaries or services rendered since the start of EUL's current pay period and for reimbursable business expenses, nor is any such officer, director or shareholder indebted to EUL except for advances made in the ordinary course of business to meet anticipated reimbursable business expenses to be incurred by such obligor.
     4.17 Related Party Transactions. All references to EUL in this Section 4.17 shall be deemed to refer to both EUL and its subsidiaries. Except as identified on Schedule 4.17, no officer or director, in such person's capacity as such, or, to EUL's knowledge, any shareholder of EUL, nor any affiliate or relative of any such person, now has or within the last three (3) years has had, either directly or indirectly, a material interest in any contract, agreement or commitment to which EUL is or was a party, or under which EUL is or was obligated or bound, or to which any of EUL's properties may be or may have been subject, other than any contract, agreement or commitment between EUL and such persons in their capacities as employees, officers or directors of EUL.
     4.18 No Legal Bar. EUL is not prohibited by any order, writ, injunction or decree of any body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no such action or proceeding is pending against EUL which questions the validity of this Agreement or any of the transactions contemplated hereby.
     4.19 Finder's Fees and Brokerage Fees. EUL has not had any dealings with any person which would entitle such person to any finder's fee or brokerage fees in connection with this Agreement or any transaction contemplated hereby (provided that the parties acknowledge that in the event that the Private Placement is consummated EUL will have entered into arrangements for the payment of investment banking fees or finder's fees in connection with the Private Placement).
     4.20 Required Consents. No consent, waiver or other authorization of any third party (including, without limitation, any third party to a Real Property Lease, Equipment Lease, Contract, License, Permit or other instrument to which EUL or any subsidiary of EUL is a party or by which EUL or any subsidiary of EUL is bound) is required to the consummation of the transactions contemplated by this Agreement.
     4.21 Other Information. EUL has disclosed or will, prior to the Closing, disclose to CPI all information requested by CPI and known to EUL (after reasonable investigation and inquiry) to be material to the condition (financial or otherwise), business or properties of EUL and its subsidiaries. The information concerning EUL and its subsidiaries set forth in this Agreement, in the schedules hereto furnished by EUL, and in any other document, statement or certificate furnished or to be furnished to CPI pursuant hereto, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading. All information contained or referred to in the schedules hereto furnished by EUL is accurate in all material respects and EUL (after having made reasonable inquiry) is not aware of any other fact or matter which renders any such information materially misleading. Copies of all documents heretofore or hereafter delivered or made available to CPI were or will be complete and accurate copies of such documents on the date such copies are delivered.
     4.22 EUL Unaudited Financial Statements. EUL has delivered to CPI its unaudited consolidated financial statements for the year ended 31st December, 2002 and such financial statements are true and correct and fully represent the financial condition of EUL at such dates and comply with United States generally accepted accounting principles consistently applied throughout the periods covered.

     4.23 Regulatory Investigations. To EUL's knowledge, there are no investigations or inquiries pending against EUL or its directors or officers by any stock exchange, securities regulatory authority, taxing authority or any other governmental department or agency.
     4.24 Corporate Records. All of the minute books and corporate and financial records of EUL are, or prior to the Closing will be, in all material respects, complete, up to date and accurate.
     4.25 Private Offering. None of EUL or its subsidiaries or the officers, directors, agents or representatives thereof or their Affiliates has issued, sold or offered any security of EUL to any Person under circumstances that would cause the sale of the stock, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act of 1933 (the "Securities Act"). None of EUL parties described above will offer the stock or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Shares subject to the registration requirements of Section 5 of the Securities Act. The exchange, sale and delivery of the stock hereunder are exempt from the registration and prospectus delivery requirements of the Securities Act.
     4.26 Foreign Corrupt Practices Act. None of EUL or its subsidiaries, or any officer, director or employee of EUL or its subsidiaries, or any agent or other Person associated with or acting on behalf of EUL has with respect to EUL (i) used any corporate funds for any unlawful cEULribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977;
or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     4.27 Corporate Name. EUL has not received any written or unwritten notice of conflict during the past five (5) years with respect to the rights of others regarding the corporate names of EUL, and has the exclusive right to use its name as the name of a corporation in the jurisdictions in which EUL has operations. No Person is presently authorized by EUL to use the name of EUL.
     4.28 Representations. All representations and warranties of EUL are true, accurate and complete in all material respects as of the date hereof and will be true, accurate and complete as of the Closing as if made at such time, except with respect to the effect of transactions in the ordinary course of business and transactions contemplated or permitted by this Agreement. Any exception to a representation or warranty of EUL which is disclosed in any of the schedules hereto furnished by EUL shall be deemed to apply only to the representation or warranty referenced by such schedule, and shall not, unless scheduled separately, be considered an exception to any other representation or warranty of EUL in this Agreement.


                               ARTICLE FIVE
     CPI represents and warrants to EUL as follows:
     5.01 Organization, Standing and Power. CPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease its assets as now owned or leased by it and to otherwise conduct its business. All corporate proceedings required by law or by the provisions of this Agreement to be taken by CPI on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been or will be duly and validly taken.
     5.02 Due Authorization. This Agreement and each other agreement contemplated hereby to be executed in connection herewith by CPI or have been (or upon execution will have been) duly executed and delivered by CPI and constitute (or upon execution will constitute) legal, valid and binding obligations of CPI enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization or other laws affecting generally the enforcement of creditors' rights.
     5.03 Agreement Not in Breach of Other Instruments. The execution and delivery of this Agreement by CPI and the consummation of the transactions contemplated hereby will not result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with, any material agreement, indenture or other instrument to which CPI is a party or by which it or its properties are bound.
     5.04 Status of Common Stock. Upon consummation of the transactions contemplated by this Agreement, the CPI Shares to be issued to the EUL Shareholders, when issued and delivered, will be duly authorized, validly issued, fully paid and non-assessable and free of any and all liens, claims or encumbrances.
     5.05 No Bankruptcy. Neither CPI nor its assets are the subject of any proceeding involving either a voluntary or an involuntary bankruptcy, insolvency or receivership.
     5.06 Absence of Certain Changes. Since January 31st, 2003, there has not been any material adverse change in the financial condition, assets or liabilities of CPI, and CPI has not:
          (a) Engaged in any material transaction outside the ordinary course of business;
          (b) Made any capital expenditures other than in the ordinary course of business;
          (c) Paid, loaned or advanced (other than the payment of salaries or reimbursement of expenses in the ordinary course of business) any amounts to, or sold, transferred or leased any properties or assets to or entered into any other transactions with any of its officers or directors, any of its affiliates, or any officer or director of its affiliates;
          (d) Made any material change in any method of accounting or accounting practice;
          (e) Incurred any material indebtedness or leasehold expense in excess of $5,000;
          (f) Entered into any material guaranties or otherwise incurred or suffered to exist any material contingent liabilities;
          (g) Paid or declared any dividend or other distribution in respect of its capital stock, or set aside any sums for the payment of any such dividend or other distribution;
          (h) Issued or sold any shares of common stock or any other equity security, granted any stock option or warrant, or otherwise issued any security convertible into capital stock.
          (i) Agreed, whether in writing or otherwise, to do any of the foregoing;
          (j) Suffered any labor trouble or any controversies with any of its employees; or
          (k) Suffered any damage, destruction or loss, whether or not covered by insurance, materially adversely affecting the business or properties of CPI.
     5.07 Contracts and Commitments. All agreements which materially affect CPI, to which CPI is a party or by which CPI or any of its property is bound which exist as of the date of execution of this Agreement have been filed as exhibits to documents filed by CPI with the Commission under the Securities Exchange Act of 1934 (collectively, the "Contracts"). CPI is not in default with respect to any material term or condition of any such Contract, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder.
     5.08 Litigation.
          (a) There is no action, suit or proceeding to which CPI or any of CPI's officers or directors is a party (either as a plaintiff or defendant) pending before any court or governmental agency, authority or body, or any arbitrator or arbitral body, which, if decided or concluded adversely, would have a materially adverse impact upon the operation by CPI of its business or on CPI's ability to consummate the transactions contemplated herein, and CPI has no knowledge that any such action, suit or proceeding has been threatened against CPI;
          (b) None of CPI, its officers or its directors has been permanently or temporarily enjoined by any order, judgment or decree of any court or tribunal or any other agency from engaging in or continuing any conduct or practice in connection with its business; and
          (c) There is not in existence on the date hereof any order, judgment or decree of any court or other tribunal or other agency or any arbitrator or arbitral body, enjoining or requiring CPI or any of its officers or directors to take any action of any kind with respect to its business, properties or assets.
     5.09 Compliance with Law.
     (a) CPI currently has no outstanding notice or notification from any court or governmental agency, authority or body that, with respect to the operations of CPI's business, it is in violation in any material respect of or not in substantial compliance with any federal, state or local laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those related to employee safety, employment discrimination and environmental protection or conservation) or that upon the passage of time it will be in violation in any material respect of any of the foregoing;
     (b) The conduct of CPI's business within the five-year period prior to the date hereof has not been in violation of any federal, state or local laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those related to employee safety, employment discrimination and environmental protection or conversation) in force on the date hereof, the enforcement of which would materially and adversely affect the condition (financial or otherwise), business or properties of CPI;
     (c) Neither CPI nor any shareholder, officer, employee or agent of CPI has, directly or indirectly, within the five year period prior to the date hereof given or agreed to give any gift or similar benefit to any customer, supplier, competitor or governmental employee or official or has engaged in any other practice, which in any such case would subject CPI to any damage or penalty in any civil, criminal or governmental litigation or proceeding or which would be grounds for termination or modification of any material contract, license or other instrument to which CPI is a party; and
     (d) All outstanding securities issued by CPI (including all common stock and securities convertible into or exercisable for common stock) were issued in compliance with all applicable securities laws. All of the outstanding shares of CPI common stock are, and any shares of CPI common stock issuable upon conversion or exercise of any other security, when issued pursuant to such conversion or exercise will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the charter documents of CPI or any agreement to which CPI is a party or is bound.

5.10 Capitalization. The authorized capital stock of CPI consists of 25,000,000 shares of common stock, of which 15,814,920 shares are outstanding on the date hereof. Such issued and outstanding shares have been duly and validly authorized and are fully paid and nonassessable. There are no other shares of capital stock of CPI outstanding, authorized or reserved for issuance, there are no outstanding options, warrants, or rights to purchase or acquire, or securities convertible into or exchangeable for, any shares of capital stock of CPI, and there are no contracts, commitments, agreements, understandings, arrangements or restrictions which require CPI to issue, sell or deliver any shares of capital stock of CPI. Attached as Schedule 5.10 is a list of the stockholders of CPI indicating the number of CPI common shares owned of record by them as of a recent date.
     5.11 Taxes. All tax returns required to be filed with respect to CPI have been duly filed and all taxes and other governmental charges as reflected on such tax returns as being due and owing in respect of the properties, income, sales and payrolls of CPI have been duly paid. There are no pending questions with governmental agencies relating to, or claims or assessments for, taxes payable by CPI, and CPI has not given, and has not been requested to give, any waivers extending the statutory period of limitation applicable to any income tax return for any period; and proper and accurate amounts have been withheld by CPI from its employees for all periods in full and complete compliance with the tax withholding provisions of all applicable laws.
     5.12 Environmental Compliance. There have been no uses, disposals, burials or releases of Hazardous Materials (as defined) on any premises used in CPI's business, either before or after CPI's occupancy of such premises, except in substantial compliance with applicable laws. For purposes of this Section 5.12, the term "Hazardous Materials" shall mean any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances" and similar terms under any applicable federal, state or local laws or regulations. The operations of CPI at CPI's premises have been in material compliance with all applicable federal, state or local environmental laws or regulations. CPI shall indemnify and hold harmless EUL and its successors and assigns from and against any and all claims, demands, damages, actions, penalties, liabilities, causes of action and government proceedings of any kind or nature whatsoever, arising out of or in any manner directly or indirectly connected with the presence prior to Closing of Hazardous Materials at such premises or the violation prior to Closing of any applicable federal, state or local environmental laws or regulations at such premises, including, but not limited to, any claims of indemnification or contribution under any federal, state or local laws or regulations.
     5.13 Subsidiaries and Affiliates. Except for its wholly owned subsidiary Advanced Knowledge, CPI has no direct or indirect equity investment in any corporation, partnership, joint venture or other business entity.
     5.14 Indebtedness to and from Officers, Directors and Stockholders. Except as set forth in the financial statements dated November 30, 2002 CPI is not indebted to any officer, director, or stockholder of CPI in any amount whatsoever.
     5.15 No Legal Bar. CPI is not prohibited by any order, writ, injunction or decree of any body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no such action or proceeding is pending against CPI which questions the validity of this Agreement or any of the transactions contemplated hereby.
     5.16 Finder's Fees and Brokerage Fees. CPI has not had any dealings with any person which would entitle such person to any finder's fee or brokerage fees in connection with this Agreement or any transaction contemplated hereby.
     5.17 Other Information. CPI has disclosed or will, prior to the Closing, disclose to EUL all information requested by EUL and known to CPI (after reasonable investigation and inquiry) to be material to the condition (financial or otherwise), business or properties of CPI. The information concerning CPI set forth in this Agreement, in the CPI Annual Report (including the audited financial statements contained therein (the "CPI Financial Statements")), in any schedules hereto furnished by CPI, and in any other document, statement or certificate furnished or to be furnished to CPI pursuant hereto, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading. All information contained or referred to in the schedules hereto furnished by CPI is accurate in all material respects and CPI (after having made reasonable inquiry) is not aware of any other fact or matter which renders any such information materially misleading. Copies of all documents heretofore or hereafter delivered or made available to AMI were or will be complete and accurate copies of such documents on the date such copies are delivered.
     5.18 CPI Pro-Forma Financial Statements. The CPI Financial Statements fully represent the financial condition of CPI given the effect of the spin out of the current subsidiaries prior to closing. The CPI Financial Statements comply with generally accepted accounting principles consistently applied throughout the periods covered.
     5.20 Reporting Company. CPI is a reporting company registered under Section 12(g) of the Securities Exchange Act of 1934 and is in compliance with all laws, rules and regulations applicable to reporting companies generally.
     5.21 Securities Filings. CPI is current with respect to all required filings with state and federal securities regulatory authorities and the contents of all such filings are complete and accurate in all material respects.
     5.22 OTC Bulletin Board. CPI's common stock is posted for trading on the OTC Bulletin Board under the symbol "CRPN."
     5.23 Stop Trade Orders. There are no pending, and there have never been any, stop trade orders issued against CPI or any of its directors or officers or those of any affiliates of CPI by any securities regulatory authority whether in the United States or in any other jurisdiction.
     5.24 Regulatory Investigations. To CPI's knowledge, there are no investigations or inquiries pending against CPI or its directors or officers by any stock exchange, securities regulatory authority, taxing authority or any other governmental department or agency.
     5.25 Corporate Records. All of the minute books and corporate and financial records of CPI are, or prior to the Closing will be, in all material respects, complete, up to date and accurate.
     5.26 Representations. All representations and warranties of CPI are true, accurate and complete in all material respects as of the date hereof and will be true, accurate and complete as of the Closing as if made at such time, except with respect to the effect of transactions in the ordinary course of business and transactions contemplated or permitted by this Agreement. Any exception to a representation or warranty of CPI which is disclosed in any of the schedules hereto furnished by CPI shall be deemed to apply only to the representation or warranty referenced by such schedule, and shall not, unless scheduled separately, be considered an exception to any other representation or warranty of CPI in this Agreement.
     5.27 Government Approvals. Other than (i) the pre-Closing filing and delivery to stockholders of the Stockholder Notice described in Section 8.17 and (ii) the post-Closing filing of securities exemption notice filings required in the State of California and the Province of EULario, no governmental notices, filings, approvals or consents are required in order for CPI to complete the transactions contemplated by this Agreement.
     5.28 Required Consents. No consent, waiver or other authorization of any third party (including, without limitation, any third party to a real property lease, equipment lease, contract, license, permit or other instrument to which CPI is a party or by which CPI is bound) is required to the consummation of the transactions contemplated by this Agreement.
                            ARTICLE SIX
     All references to EUL in this Article shall be deemed to refer to both EUL and its subsidiaries, except where the context requires otherwise. EUL hereby covenants and agrees, between the date hereof and the Closing (and, with respect to Sections 6.06, 6.09, 6.10, 6.18, 6.19 and 6.20 also after the Closing), as follows:
     6.01 Conduct of Business. EUL shall conduct the operations of its Business only in the ordinary course and in a manner consistent with a maximization of the value of the Business. EUL shall use reasonable efforts to preserve the goodwill of its customers and others with whom it has business relations. Except as otherwise contemplated by this Agreement or consented to by CPI in writing, between the date of this Agreement and the Closing, EUL shall not:
          (a) Engage in any material transaction outside the ordinary course of business;
          (b) Make any capital expenditures other than in the ordinary course of business;
          (c) Enter into any material guaranties or otherwise incur or suffer to exist any material contingent liabilities;
          (d) Enter into any material new indebtedness, or cancel any indebtedness due it except upon full payment thereof;
          (e) Make any payment of dividends or other unusual distribution of cash or assets to shareholders or employees, including repayment of outstanding indebtedness;
          (f) Make any material change in any method of accounting or accounting practice;
          (g) Enter into or engage in any transaction with any officer, director, shareholder or affiliate, except for the payment of salaries and other activities in the ordinary course of business;
          (h) Fail to pay when due, or fail to maintain a reserve adequate for the payment when due of, any applicable local, provincial or federal taxes;
          (i) Issue or sell any common shares or other equity security, grant any stock option or warrant, or otherwise issue any security convertible into capital stock;
          (j) Take any other action which would render any representation or warranty of EUL herein inaccurate as of the date such action is taken; or
          (k) Agree, whether in writing or otherwise, to do any of the foregoing.
     6.02 Fulfillment of Conditions and Covenants. EUL shall not voluntarily undertake any course of action inconsistent with the satisfaction of the requirements or conditions applicable to it as set forth in this Agreement and shall promptly do all acts and take all such steps as it deems necessary or appropriate to enable it to perform as early as possible the obligations herein provided.
     6.03 Status of Assets. EUL's title to its assets shall be maintained and preserved at all times from the date hereof until completion of the Closing in material accordance with the representations and warranties of EUL set forth in Article Four hereof.
     6.04 Access to Information. Upon reasonable notice from CPI, EUL shall deliver to the representatives of CPI, or grant such representatives access during normal business hours to, the books, records and financial statements of EUL to make such reviews, examinations and investigations thereof as CPI deems necessary.
     6.05 Financial Records and Unaudited Financial Statements.
EUL shall accurately maintain its books and records and promptly advise CPI in writing of any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or Business of EUL.
     6.06 Audited Financial Statements. EUL shall complete an audit of the financial statements of EUL in conformance with the requirements of Form 8-K (items 2 and 7) and other applicable rules and regulations of the Commission. Such audit shall be completed in time for CPI to timely file the audited financial statements of EUL, together with all required pro forma financial statements, with the Commission on Form 8-K, i.e., within 75 days after the Effective Time.
     6.08 Transfer of Licenses, Permits and Authorizations.
Between the date hereof and the Closing, EUL shall, if required by applicable law or regulations, at its cost, obtain new Licenses and Permits or transfers of existing Licenses and Permits and any governmental or other consents or authorizations required for the consummation of the Acquisition and the conduct of EUL's
Business following the Closing; provided, however, that the terms and conditions of such new or transferred Licenses and Permits shall not be less favorable than those terms and conditions to which EUL is currently subject.
     6.09 Employees. Between the date hereof and the Closing, EUL shall use its best efforts to ensure that all of the key employees of EUL shall remain as employees of EUL (subject to Section
14.05 below).
     6.10 Agreement with Respect to Other Regulatory Filings. EUL agrees that it shall cooperate with CPI in the preparation of any document or other material which may be required by any governmental agency as a predicate to or result of the transactions herein contemplated.
     6.11 Solicitation of Inquiries. From the date hereof to the earlier to occur of (i) the Closing or (ii) the termination of this Agreement pursuant to Article Ten hereof (which period shall be referred to herein as the "No-Shop Period"), neither EUL nor its directors, employees, agents or representatives shall, without the prior written consent of CPI, solicit from any other person, firm or corporation any inquiry or proposal relating to a merger, consolidation, amalgamation, purchase or sale of assets, exchange of securities or similar transaction involving EUL, other than in the ordinary course of business, nor shall they deliver to any other person any information concerning EUL or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate the possibility of such a transaction involving EUL.
     6.12 Purchase and Sale Agreements. EUL shall distribute to each of the EUL Shareholders a Purchase and Sale Agreement in substantially the form attached as Exhibit B (the "Purchase and Sale Agreement") to be signed by them and returned to EUL for delivery to CPI at the Closing. EUL shall also distribute to each of the EUL Shareholders for informational purposes (i) a copy of the CPI Annual Report, and (ii) a copy of this Agreement.
     6.13 Public Announcements. Except as required by any applicable law, rule or regulation, prior to the Closing EUL shall not issue nor permit to be issued any press release or otherwise make or permit to be made any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of CPI.
     6.14 Appointment of Successor Directors. The persons to be appointed as the New CPI Directors at the Effective Time shall adopt the Successor Director Resolutions and shall deliver an original signed copy of such resolutions to Ian Warwick in connection with the Closing.
     6.15 Instruction Letter to Transfer Agent.
     6.16 Conduct of Business Prior to Private Placement. EUL covenants and agrees, at all times after the Effective Date until the Private Placement shall have been consummated, to the following:
          (a) EUL and its subsidiaries will operate their businesses separate and apart from CPI
          (b) EUL and its subsidiaries will not transfer or assign to CPI, directly or indirectly, by any means whatsoever, any of EUL's liabilities, debts, expenses, losses, judgments, claims, damages or other obligations and will not cause CPI to incur any liabilities, debts, expenses, losses, judgments, claims, damages or other obligations on behalf or for the benefit of EUL or its subsidiaries; and
          (c) EUL and its subsidiaries will pay in a timely manner all legal, accounting and other costs and expenses of CPI incurred in connection with the Private Placement and incurred for any other purpose, including, but not limited to, costs and expenses of effecting a change of CPI's corporate name, preparing and filing reports and statements under the Securities Exchange Act of 1934, and satisfying all other applicable laws and regulations.

                            ARTICLE SEVEN
     CPI hereby covenants and agrees, between the date hereof and the date of Closing (and, with respect to Section 7.08, also after the Closing), as follows:
     7.01 Fulfillment of Conditions and Covenants. CPI shall not voluntarily undertake any course of action inconsistent with the satisfaction of the requirements and conditions applicable to it as set forth in this Agreement, and CPI shall promptly do all acts and take all such measures as may be necessary or appropriate to enable it to perform as early as possible the obligations herein provided.
     7.02 Access to Information. Upon reasonable notice from EUL, CPI shall deliver to the representatives of EUL, or grant such representatives access during normal business hours to, the books, records and financial statements of CPI to make such reviews, examinations and investigations thereof as EUL deems necessary.
     7.03 Compliance with Applicable Securities Laws. CPI agrees to use its best efforts to comply with all applicable securities laws in connection with the offer and sale of the CPI Shares to the EUL Shareholders and will pay all expenses incident thereto.
     7.04 Resignations of Existing Directors and Officers. The board of directors of CPI shall obtain written resignations of each of the existing directors and officers of CPI, to become effective at the Effective Time, and shall deliver them to EUL at the Closing.
     7.05 Appointment of New Directors and Officers. The board of directors of CPI shall adopt the New Director Resolutions (as defined in Section 3.03) and the New Officer Resolutions
(as defined in Section 3.045) and shall deliver certified copies of such resolutions to EUL at the Closing.
     7.06 Conduct of Business. Except for spinning off Corspan Limited and other current subsidiaries as a separate entity, CPI shall conduct the operations of its business only in the ordinary course. Except as otherwise contemplated by this Agreement or consented to by EUL in writing, between the date of this Agreement and the Closing, CPI shall not:
          (a) Engage in any material transaction outside the ordinary course of business;
          (b) Make any capital expenditures other than in the ordinary course of business;
          (c) Enter into any material guaranties or otherwise incur or suffer to exist any material contingent liabilities;
          (d) Enter into any material new indebtedness, or cancel any indebtedness due it except upon full payment thereof;
          (e) Make any payment of dividends or other unusual distribution of cash or assets to stockholders or employees, including repayment of outstanding indebtedness;
          (f) Make any material change in any method of accounting or accounting practice;
          (g) Enter into or engage in any transaction with any officer, director, shareholder or affiliate, except for the payment of salaries and other activities in the ordinary course of business;
          (h) Fail to pay when due, or fail to maintain a reserve adequate for the payment when due of, any applicable local, state or federal taxes;
          (i) Issue or sell any shares of common stock or other equity security, grant any stock option or warrant, or otherwise issue any security convertible into capital stock;
          (j) Take any other action which would render any representation or warranty of CPI herein inaccurate as of the date such action is taken; or
          (k) Agree, whether in writing or otherwise, to do any of the foregoing.
     7.07 Financial Records. CPI shall accurately maintain its books and records and promptly advise EUL in writing of any material adverse change in the condition (financial or otherwise), assets, liabilities or business of CPI.
     7.08 Agreement with Respect to Other Regulatory Filings. CPI agrees that it shall cooperate with EUL in the preparation of any document or other material which may be required by any governmental agency as a predicate to or result of the transactions herein contemplated.
     7.09 Solicitation of Inquiries. Unless otherwise permitted by this Agreement, during the No-Shop Period (as defined in Section 6.11) neither CPI nor its directors, employees, agents or representatives shall, without the prior written consent of EUL, solicit from any other person, firm or corporation any inquiry or proposal relating to a merger, consolidation, amalgamation, arrangement, purchase or sale of assets, exchange of securities or similar transaction involving CPI, other than in the ordinary course of business, nor shall they deliver to any other person any information concerning CPI or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate the possibility of such a transaction involving CPI.
     7.10 Public Announcements. Except as required by any applicable law, rule or regulation, prior to the Closing CPI shall not issue nor permit to be issued any press release or otherwise make or permit to be made any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of EUL.
      7.11 Spin Off of Corspan Limited. Currently, CPI owns, controls and operates a wholly owned subsidiary known as Corspan Limited. ("COR") and prior to the Closing, CPI shall spin off
COR to CPI's current shareholders, as constituted prior to the Closing (i.e. no shares shall be issued to the EUL shareholders), with COR assuming all of the assets and liabilities associated with its business. As of the Closing, CPI shall have no liabilities, contingent or otherwise, except as set forth on Schedule 7.11, and CPI represents and warrants the same.
                          ARTICLE EIGHT
     The obligations of EUL contemplated herein are subject to the satisfaction, at or before the Closing, of all of the conditions set out hereinbelow. If any such condition is not satisfied, EUL shall have the right, at its sole election, either to waive the condition in question and proceed with the Closing or, in the alternative, to terminate this Agreement without liability. In the event that EUL elects to waive the condition in question and proceed with the Closing, the condition in question shall be deemed to have been satisfied and shall have no further force or effect hereunder in the absence of any misrepresentation of CPI to EUL with respect to such condition.
     8.01 Accuracy of and Certificate as to Representations and Warranties. The representations and warranties of CPI contained herein and in all documents to be delivered pursuant hereto shall be true and correct in all material respects as of the Closing, as if made at such time, and EUL shall have received from CPI a certificate, dated as of the Closing and signed by an executive officer of CPI, certifying that all such representations and warranties of CPI remain true and correct as of the Closing.
     8.02 Compliance with Covenants. CPI shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or satisfied by CPI.
     8.03 Action/Proceeding. No court shall have issued an order effective against a party to restrain or prohibit the transactions herein contemplated.
     8.04 Consents. EUL shall have obtained all Required Consents from the parties from whom consent is required, as listed on
Schedule 4.25 hereto, and from any other third party (including any federal, provincial or local governmental agency or instrumentality) as may be necessary or appropriate in connection with the execution and delivery of this Agreement, or to the consummation of the transactions contemplated hereby, and EUL shall have obtained documentation or other evidence confirming same.
     8.05 Compliance with Law. There shall have been obtained any and all permits, approvals and consents of all governmental bodies or agencies which counsel for EUL may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement will be in compliance in all material respects with applicable laws.
     8.06 Opinion of Counsel for CPI. EUL shall have received an opinion of counsel to CPI, dated as of the Closing, which is addressed to EUL and the EUL Shareholders and is satisfactory in form and substance to EUL and its counsel, to the effect that:
          (a) CPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;
          (b)  CPI is qualified to do business in the USA;
          (c) CPI has corporate power and authority to enter into this Agreement, the Purchase and Sale Agreements and the transactions and documents contemplated thereby and to perform its obligations thereunder, and CPI has corporate power and authority to own its properties and assets and to conduct its present business;
          (d) The execution, delivery and performance of the agreements to be delivered pursuant hereto by CPI have been duly authorized and approved by CPI and constitute the valid and binding obligations of CPI duly enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the rights of creditors generally, and will not contravene outstanding documents, by-laws, contracts or instruments by which CPI or its assets are bound or to which they are subject;
          (e) The CPI Shares to be issued and delivered at the Closing are duly authorized, validly issued, fully paid and non-assessable, and free of pre-emptive rights;
          (f) To counsel's knowledge, after due inquiry of CPI's officers and directors but without investigation of public records, CPI is not a party to any litigation or the subject of any judgment or actual or threatened claim;
          (g) To counsel's knowledge, after due inquiry of CPI's officers and directors but without investigation of public records, CPI has not been the subject of any investigation, stop order or legal action by the Commission or any state securities authorities having jurisdiction;
          (h) To counsel's knowledge, after due inquiry of CPI's officers and directors but without investigation of public records, the transactions contemplated by this Agreement will not contravene any applicable law, rule or regulation to which CPI is subject; and
     In rendering its opinion, counsel for CPI may rely upon certificates of officers of CPI and certificates of governmental authorities as to factual matters.
     8.07 Delivery of Resolutions. The board of directors of CPI shall have adopted the New Director Resolutions (as defined in Section 3.04) and the New Officer Resolutions (as defined in
Section 3.05) and shall have delivered certified copies of such resolutions to EUL at the Closing.
     8.08 Delivery of CPI Shares. At the Closing the certificates representing the CPI Shares shall have been delivered to the EUL Shareholders in accordance with Articles 1 and 2 of this Agreement.
     8.10 Purchase and Sale Agreements. EUL shall have received properly executed Purchase and Sale Agreements from all of the EUL Shareholders for delivery to CPI at the Closing.
     8.11 Other Information. EUL shall have received such other certificates, opinions and other documents as it or its counsel may reasonably require in order to consummate the transactions contemplated hereby, all of which shall be in form and substance satisfactory to it and its counsel.
     8.12 Adverse Change. CPI shall not have suffered any material change, loss or damage, whether or not covered by insurance, since the date of execution of this Agreement.
     8.13 Corporate Authorization. CPI shall have delivered to EUL certified copies of all appropriate resolutions of CPI's board of directors authorizing the transactions contemplated by this Agreement.
     8.14 Certificate of Status. CPI shall have delivered to EUL a certificate of good standing and a tax clearance certificate from the Delaware Secretary of State with respect to CPI dated not more than ten (10) days prior to the Closing.
     8.15 Incumbency Certificate. CPI shall have delivered to EUL a certificate of incumbency with respect to those persons who are the directors and officers of CPI at the time of the Closing.
     8.17 Stockholder Notice. At least ten days prior to the Closing, CPI shall have filed with the Commission and sent to CPI's stockholders the notice which is required by Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 promulgated thereunder (the "Stockholder Notice") with respect to the anticipated change in control of CPI's board of directors at the Effective Time.
                          ARTICLE NINE
     The obligations of CPI contemplated herein are subject to the satisfaction, at or before the Closing, of all of the conditions set out herein below. If any such condition is not satisfied, CPI shall have the right, at its sole election, either to waive the condition in question and proceed with the Closing or, in the alternative, to terminate this Agreement without liability. In the event that CPI elects to waive the condition in question and proceed with the Closing, the condition in question shall be deemed to have been satisfied and shall have no further force or effect hereunder in the absence of any misrepresentation of EUL to CPI with respect to such condition.
     9.01 Accuracy of and Certificate as to Representations and Warranties. The representations and warranties of EUL contained herein and in all documents to be delivered pursuant hereto shall be true and correct in all material respects as of the Closing, as if made at such time, and CPI shall have received from EUL a certificate, dated as of the Closing and signed by an authorized officer of EUL, certifying that all such representations and warranties of EUL remain true and correct as of the Closing.
     9.02 Compliance with Covenants. EUL shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or satisfied by EUL.
     9.03 Action/Proceeding. No court shall have issued an order effective against a party to restrain or prohibit the transactions herein contemplated.
     9.04 Consents. EUL shall have obtained all Required Consents from the parties from whom consent is required, and from any other third party (including any federal, provincial or local governmental agency or instrumentality) as may be necessary or appropriate in connection with the execution and delivery of this Agreement, or to the consummation of the transactions contemplated hereby, and CPI shall have obtained from EUL documentation or other evidence confirming same.
     9.05 Compliance with Law. There shall have been obtained any and all permits, approvals and consents of all governmental bodies or agencies which counsel for CPI may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement will be in compliance in all material respects with applicable laws.
     9.06 Purchase and Sale Agreements. EUL shall have delivered to CPI a properly executed Purchase and Sale Agreement from a majority of the EUL Shareholders.
          9.07 Opinion of Counsel for EUL. CPI shall have received an opinion from counsel to EUL, which is dated as of the Closing and is satisfactory in form and substance to CPI and its counsel, to the effect that:
          (a) EUL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;
          (b)  EUL is  qualified to do business in the USA;
          (c) EUL has corporate power and authority to enter into this Agreement and the Promissory Note and to perform its obligations thereunder, and EUL and its subsidiaries have corporate power and authority to own their respective properties and assets and to conduct their businesses as presently conducted;
          (d) The execution, delivery and performance of the agreements to be delivered pursuant hereto by EUL have been duly authorized and approved by EUL and constitute the valid and binding obligations of EUL duly enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the rights of creditors generally,;
          (e) The EUL Shares to be delivered at the Closing are duly authorized, validly issued, fully paid and non-assessable, and free of pre-emptive rights;
          (f) The sale to CPI of the EUL Shares at the Closing is exempt from all applicable takeover statutes, rules and regulations;
          (g) No governmental notices, filings, approvals or consents are required in order for EUL to complete the transactions contemplated by this Agreement;
          (h) To counsel's knowledge, upon due inquiry of EUL's officers and directors without investigation of public records, EUL is not a party to any litigation or the subject of any judgment or actual or threatened claim except as disclosed in the Agreement or the schedules thereto;
          (i) To counsel's knowledge, upon due inquiry of EUL's officers and directors and without investigation of public records, EUL has not been the subject of any investigation, stop order or legal action by any securities authorities having jurisdiction; and
          (j) To counsel's knowledge, upon due inquiry of EUL's officers and directors and without investigation of public records, the transactions contemplated by this Agreement will not contravene any applicable law, rule or regulation to which EUL is subject; and;
     In rendering its opinion, counsel for EUL may rely upon certificates of officers of EUL and certificates of governmental authorities as to factual matters.
     9.08 Securities Law Compliance. All applicable securities laws have been satisfied in connection with the offer and sale of the CPI Shares.
     9.09 Other Information. CPI shall have received such other certificates, opinions and other documents as it or its counsel may reasonably require in order to consummate the transactions contemplated hereby, all of which shall be in form and substance satisfactory to it and its counsel.
     9.10 Adverse Change. EUL shall provide an officer's certificate to CPI which states that: (i ) no material adverse change in the results of operations or the financial condition of EUL which materially impairs EUL's ability to conduct its Business shall have occurred other than for changes which occur from the fact that EUL has entered into this Agreement with CPI; (ii) EUL shall not have suffered any material change, loss or damage, whether or not covered by insurance, since the date of execution of this Agreement, which change, loss or damage materially affects or impairs the ability of EUL to conduct its Business; and, (iii) without limitation of the foregoing, there shall not have occurred any destruction of or damage or loss to all or any part of the assets of EUL from any cause whatsoever, including, but not limited to, fire, flood, accident, acts of God, earthquake, insurrection, riot or any other cause commonly referred to as force majeure, which destruction, damage or loss shall not have been fully repaired to CPI's satisfaction.
     9.11 Corporate Authorization. EUL shall have delivered to CPI certified copies of all appropriate resolutions of EUL's board of directors authorizing the transactions contemplated by this Agreement.
     9.12 Certificate of Good Standing. EUL shall have delivered to CPI a certificate of good standing from the state of Delaware with respect to EUL and each of its subsidiaries dated not more than ten (10) days prior to the Closing, together with confirmation of good standing on the date of Closing.
     9.13 Transfer and Delivery of EUL Shares. [Intentionally omitted.]
     9.14 Incumbency Certificate. EUL shall have delivered to CPI a certificate of incumbency with respect to those persons who are the directors and officers of CPI at the time of the Closing.
     9.15 Stockholder Notice. At least ten days prior to the Closing, CPI shall have filed with the Commission and sent to CPI's stockholders the Stockholder Notice described in Section 8.17.

                          ARTICLE TEN
     10.01 Termination. This Agreement may be terminated and the Acquisition abandoned (notwithstanding any shareholder approval of the Acquisition) prior to the Effective Time:
          (a) by mutual written consent of CPI and EUL at any time;
          (b) by EUL at any time after February 28, 2003, provided that EUL is not in material breach of any covenant, agreement, representation or warranty made by it in this Agreement;
          (c) by CPI at any time after February 28, 2003, provided that CPI is not in material breach of any covenant, agreement, representation or warranty made by it in this Agreement;
          (d) by CPI or EUL at any time if an order is entered by any court or governmental agency having jurisdiction enjoining
CPI or EUL, respectively, from consummating any of the transactions contemplated by this Agreement and such order shall not have been vacated, reversed or withdrawn on or before the thirtieth (30th) day after the date on which such order was first issued;
or
          (e) by CPI or EUL if (i) any representation or warranty of the other hereunder shall not have been materially true and correct as of the time at which made, or (ii) any conditions precedent to the obligations of such party as set forth in Article Eight or Nine are not satisfied in a timely fashion, or (iii) default shall be made by the other hereunder in the due and timely observance or performance of any of its covenants and agreements herein contained, in either event only if such representation or warranty cannot be made true and correct or such default cannot be cured on or prior to the fifteenth (15th)
 day after the non-defaulting or breaching party notifies the other in writing of such default or breach, specifying the nature thereof.
     10.02 Notice of Termination. The power of termination provided for by Section 10.01 hereof may be exercised only by a notice given in writing and signed on behalf of CPI by its President and on behalf of EUL by its President.
     10.03 Effect of Termination. In the event of termination and abandonment pursuant to this Article Ten, this Agreement shall become void and have no effect, without any liability on the part of any of the parties, except as otherwise provided in Articles Eleven and Twelve hereof. Any announcement of the termination of this Agreement and the abandonment of the Acquisition shall be made by means of a press release issued jointly by CPI and EUL unless otherwise required to be made by CPI pursuant to the federal or state securities laws.
                         ARTICLE ELEVEN
     11.01 Survival of Representations and Warranties. The representations and warranties of each party hereto shall survive the Closing for a period of twelve (12) months, and shall not be affected by any investigation made by or on behalf of CPI or EUL, as the case may be. After the applicable expiration with respect to any particular representation or warranty, neither CPI nor EUL shall be under any liability whatsoever with respect to any such representation or warranty. All covenants and agreements of the parties contained herein shall survive the Closing Date and shall continue for the period required to fulfill the applicable covenant or agreement.
     11.02 Indemnification. The parties shall indemnify each other as follows:
          (a) EUL's Indemnity of CPI. EUL shall indemnify, defend and hold harmless CPI and its stockholders, directors, officers and agents from and against all losses, judgments, liabilities, claims, damages, or expenses (including reasonable attorneys' fees) of every kind, nature and description, whether known or unknown, absolute or contingent, joint or several ("Loss"), arising out of or relating to (i) any misrepresentation, breach of any representation or warranty, or non-fulfillment, non-performance, failure to timely or fully perform, or breach of any covenant, agreement or other obligation to be performed by EUL contained in this Agreement or any exhibit or schedule hereto, (ii) the conduct of
EUL's Business prior to the Effective Time, or (iii) the conduct of EUL's business after the Effective Time and prior to any rescission of the Acquisition.
          (b) CPI's Indemnity of EUL. CPI shall indemnify, defend and hold harmless EUL, the EUL Shareholders and EUL's directors, officers and agents from and against any Loss arising out of or relating to
(i) any misrepresentation, breach of any representation or warranty, or non-fulfillment, non-performance, failure to timely or fully perform, or breach of any covenant, agreement or other obligation to be performed by
CPI contained in this Agreement or any exhibit or schedule hereto, or (ii) the conduct of CPI's business prior to the Effective Time.
     11.03     Indemnification Notice.
          (a) Third Party Claim. In the event that EUL, CPI or any other party entitled to indemnification under Section 11.02 hereof shall choose to assert a claim for Loss or potential Loss based upon a claim by a third party ("Third Party Claim"), the party seeking indemnification ("Indemnified Party") shall notify the party against which indemnification is sought ("Indemnifying Party") in writing of such claim, promptly following the occurrence of the event giving rise thereto, certifying that such a claim has been asserted and the basis therefor which shall be set forth in reasonable detail ("Notification").
               (i) The Indemnifying Party shall acknowledge receipt of the Notification and advise the Indemnified Party in writing twenty (20) days after receipt thereof as to whether the Indemnifying Party agrees to such Third Party Claim and whether the defense of the Third Party Claim shall be undertaken by counsel of the choice of and at the expense of the Indemnifying Party.
If the Indemnifying Party so agrees, the Indemnifying Party shall be deemed to have accepted any indemnifiable Loss suffered arising from such Third Party Claim, the defense of which has been assumed by the Indemnifying Party. If the Indemnifying Party advises the Indemnified Party that it shall undertake the defense of the
Third Party Claim, the Indemnified Party shall deliver all the documents related to the Third Party Claim to the Indemnifying
Party or to its counsel, after which the responsibility of the Indemnified
Party for the defense of the Third Party Claim shall cease, except that the
Indemnified Party shall make available all documents, books and records in its possession related to the Third Party Claim, at no expense to the Indemnifying Party, and shall fully cooperate with counsel for the Indemnifying Party, including providing its personnel who are acquainted with the facts or the documents or books and records related to the Third Party Claim.
               (ii) If the Indemnifying Party advises the
Indemnified Party that the defense of the Third Party Claim will not be undertaken, either the Indemnified Party shall settle such Third Party Claim (in which case, the amount of such settlement and all attorneys' fees attendant to the achievement of such settlement shall be deemed included in any computation to determine Loss), or the Indemnified Party shall notify the Indemnifying Party of the identity of the counsel for the Indemnified
Party who has been selected to defend the Third Party Claim.  The
Indemnifying
Party shall fully cooperate with the Indemnified Party and its counsel to the extent that the Indemnifying Party has knowledge of the facts or circumstances relating to the Third Party Claim and the Indemnified Party shall cause its counsel to be available to the Indemnifying Party or its counsel to respond to any inquiries of the Indemnifying Party concerning the progress of such defense. In the event that the Indemnified Party shall assert a claim for Loss as a result of any loss suffered by the Indemnified Party in settling or defending such Third Party
Claim, the Indemnified Party shall notify the Indemnifying Party in writing of such claim. The Indemnifying Party shall pay all costs related to the settlement or the defense within thirty (30) days after a demand for the
Loss or any component part is made.
          (b) Non-Third Party Claim. In the event the Indemnified Party shall choose to assert a claim for Loss or potential Loss by reason of other than a Third Party Claim, the Indemnified Party shall notify the Indemnifying Party in writing of such claim and the reasons therefor, which reasons shall be set forth in reasonable detail. The Indemnifying Party shall pay to the Indemnified
Party the amount of the Loss within thirty (30) days of demand pursuant to this Section 11.03.
     11.04     Dispute.
          (a) If the Indemnifying Party disputes any claim for indemnification or its obligation to indemnify any claim pursuant to this Article Eleven, the Indemnifying Party shall notify the Indemnified Party of such dispute within twenty (20) days of receipt of the Notification. If the matter cannot be reconciled by mutual agreement, the matter shall be submitted to binding arbitration as provided in Section 14.05 hereof.
          (b) If the Indemnifying Party fails to fulfill its obligations under this Article, the Indemnified Party may submit the matter to binding arbitration as provided in Section 14.05 hereof.
                              ARTICLE TWELVE
     12.01 Litigation Costs. If any legal action, arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees, court costs and other costs incurred in such action or proceeding, in addition to any other relief to which it or they may be entitled.
                             ARTICLE THIRTEEN

     13.02 Confidentiality. Except as may be required by law or as otherwise permitted herein, the parties hereto shall cause all information obtained by them in connection with the negotiation and performance of this Agreement to be treated as confidential and will not use, and will not knowingly permit others to use, any such information in any manner detrimental to the other. Notwithstanding the foregoing, such information may be disclosed (i) in connection with any filings or permit applications with governmental authorities as may be necessary in order to complete the transactions contemplated by this Agreement; (ii) as necessary in order to obtain any Required Consents of third parties to the transactions contemplated by this Agreement; or (iii) as otherwise necessary in order for CPI to close the transactions contemplated by this Agreement. The provisions of this Section shall survive any termination of this Agreement.

                             ARTICLE FOURTEEN
     14.01     Notices.  All notices, waivers or other
communications required or contemplated hereby shall be deemed given if delivered personally, or sent by registered or certified mail or air courier, postage prepaid, return receipt requested, or by telex or telecopier addressed to the parties so to be served as follows:

          If to EUL:     Julian Andrews


          If to CPI:     Ian Warwick

     Service of any such notice or demand so made by mail shall be deemed complete on the date of actual delivery thereof as shown by the addressee's registry or certification receipt, or upon the expiration of seven days following the date of mailing. Any party hereto from time to time by notice in writing served upon the other as aforesaid may designate a different mailing address to which, or a different or additional person to whom, all such notices or demands thereafter shall be addressed.
     14.02 Assignment. Neither the Agreement nor any of the rights hereunder may be assigned by either party without the prior written consent of the other.
     14.03 Expenses. Except as otherwise provided in this Agreement, each party hereto shall bear all expenses and costs incurred by it with respect to this Agreement and the transactions contemplated hereby.
     14.04 Governing Law. This Agreement shall be governed and construed in accordance with the internal law of the State of Delaware without reference to its rules as to conflicts of law.
     14.05 Dispute. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, including without limitation claims against any party or its affiliates, employees, professionals, officers or directors shall be settled by binding arbitration in the State of New York, in accordance with the Commercial Rules of the American Arbitration Association. The arbitrator shall be an active member of the California bar. In the proceeding, the arbitrator shall apply California substantive law and the California Evidence Code. The arbitrator shall prepare an award in writing, which shall include factual findings and any legal conclusions on which the decision is based. Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction thereof. In any such proceeding, the prevailing party shall be entitled, in addition to any other relief awarded or adjudged, such sum as the arbitrator may fix as and for reasonable attorneys' fees and costs, and the same shall be included in the award and any judgment.
     14.06 Entire Understanding. All prior agreements, representations, discussions, negotiations, commitments and understandings between the parties are incorporated in this Agreement and the exhibits and schedules attached hereto which constitute the entire contract between the parties. The terms of this Agreement are intended by the parties as a final expression of their agreement with respect to such terms as are included herein and may not be contradicted by evidence of any prior or contemporaneous written or oral representations, agreements or understandings, whether express or implied. The parties further intend that this Agreement constitutes the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial proceeding, if any, involving this Agreement. No amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by each of the parties.
     14.07 Further Assurances. Each party, both prior to and after the Closing, shall reasonably cooperate with the other, at the other's request, in furnishing information, documents, testimony and other assistance in connection with the transactions contemplated hereby.
     14.08 Waiver. Each party may at any time waive compliance by the other with any covenants or conditions contained in this Agreement, but only by a written instrument executed by the party waiving such compliance. If either party waives a condition of Closing, the other party shall have no liability hereunder with respect to the matters so waived.
     14.09 Headings. All Section and Article headings are included for convenience only and are not intended to be full or accurate descriptions of the contents thereof.
     14.10 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which may be deemed an original but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart.
     14.11 Severability. If any provision of this Agreement, as applied to any party or to any circumstance, shall be adjudged by a court to be void, invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstance or the validity or enforceability of this Agreement.
     14.12 Binding on Successors. All of the terms, provisions and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in multiple originals as of the day and year first above written.

"CPI"

CORSPAN, INC.
By: /s/ Ian Warwick
Name: Ian Warwick
Title: President and Chief Executive Officer


"EUL"
EU LABORATORIES LIMITED
By: /s/ Julian Andrews
Name: Julian Andrews
Title: President & Chief Executive Officer